Income taxes	6 Months Ended
Apr. 30, 2024
Text Block [Abstract]
Income taxes
Note 11. Income taxes
The Canada Revenue Agency (CRA) has reassessed CIBC’s 2011–2018 taxation years for approximately $1,772 million of income taxes and proposed to reassess the 2019 taxation year for approximately $75 million related to the denial of deductions of certain dividends. Subsequent taxation years may also be similarly reassessed. CIBC filed a Notice of Appeal in respect of its 2011 taxation year to put the matter in litigation. CIBC is confident that its tax filing positions are appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.
In November 2021, the Tax Court of Canada decided against CIBC on its claim of a foreign exchange capital loss and CIBC appealed the decision to the Federal Court of Appeal. In May 2023, CIBC lost its appeal at the Federal Court of Appeal. The impact of the Federal Court of Appeal decision was recognized in the second quarter of 2023, as were offsets from other adjustments. In August 2023, CIBC filed a leave to appeal application with the Supreme Court of Canada. In February 2024, the Supreme Court of Canada dismissed our application, with no further impact to our reported results, and the matter is now considered closed. The potential aggregate exposure in respect of other similar matters is approximately $74 million, and no amounts have been accrued in the interim consolidated financial statements.
In prior years, the CRA issued reassessments disallowing the deduction of Enron settlement payments and related legal expenses (the Enron expenses). The CRA later entered into a settlement agreement with CIBC in respect to the portion of the Enron expenses deductible in Canada. CIBC has been working with the Internal Revenue Service to settle the portion of the Enron expenses deductible in the U.S. It is possible that adjustments may be required to the amount of tax benefits recognized in the U.S.
On November 28, 2023, the Canadian federal government tabled Bill C-59 in Parliament, which includes certain tax measures from the 2023 fall economic statement and 2023 federal budget. Bill C-59 includes the denial of the dividends received deduction in respect of Canadian shares held as mark-to-market property, as well as a 2% tax on certain share buy backs. The application date for these measures is January 1, 2024. Bill C-59 was not substantively enacted as at April 30, 2024, and is therefore not reflected in the reported income tax expense for the quarter and six months ended April 30, 2024.

On May 28, 2024, Parliament completed third reading of Bill C-59. As a result, the proposal to deny the dividends received deduction for banks was substantively enacted as of that date and will be reflected in the reported income tax expense for the third quarter ended July 31, 2024.
On May 2, 2024, the Canadian federal government tabled Bill C-69 for first reading in Parliament. Bill C-69 includes certain provisions of the Canadian federal budget tabled on April 16, 2024, as well as a revised Global Minimum Tax Act (GMTA), which differs in part from the GMTA released by the Canadian federal government on August 4, 2023. The GMTA will implement rules in Canada for a
15% global minimum tax regime as part of Canada’s agreement to adopt the Organisation for Economic Co-operation and Development (OECD) Pillar Two regime for a global minimum tax. Pillar Two rules are in different stages of adoption globally. Certain countries in which CIBC operates have enacted Pillar Two legislation, however, the legislation is not yet in effect in those countries. The GMTA is expected to be enacted in 2024 and with application as of CIBC’s 2025 fiscal year. CIBC is currently reviewing the latest draft of the GMTA in Bill C-69 and evaluating its impact on our global operations, which impact is not yet reasonably estimable at this time.